                         CIGNA International Stock Fund
                         Annual Report to Shareholders
                      For the Year Ended December 31, 1997



                     [HORIZONTAL GLOBE GRAPHIC APPEARS HERE]

CIGNA INTERNATIONAL STOCK FUND  MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)
--------------------------------------------------------------------------------

The year was a volatile one for global stock markets as currency crises in Asia led to a dramatic sell off in the equity markets in that region. The Asian economic crisis, which began unravelling in Thailand in June, has spread throughout the region. The crisis, which has resulted from easy global credit and generally poor lending decisions, has exposed many of the capital hungry so called `Asian tigers'. The collapse of the Korean markets and currency has escalated the size of the crisis, as Korea is one of the 10 largest economies in the world. Global capital markets are now so tightly interwoven that what started as a regional problem is now a global one as the Korea crisis is a serious threat to the already fragile Japanese banking system. The Asian crisis will cause severe social and economic hardship for many years to come. There is however a longer term positive if the governments and financial sectors in these countries are reformed. We expect these markets to bottom only when reasonable reforms are agreed to and the current accounts in each country move into a surplus. This was certainly the lesson learned from the Mexican financial crisis in 1994.

The U.S. economy has experienced solid growth with very little sign of inflation. The financial markets have revelled in this environment although the turmoil in Asia led to a sell off in the market during October.

The Japanese economy is most likely in recession. The only sector showing good growth is the export sector. With world growth now vulnerable, this sector is now also likely to slow. The government now realizes it must continue to reform the finance sector and stimulate domestic demand. Recent policy initiatives in this area are positive, but we still have a long away to go.

Europe is in a modest upswing. Fiscal tightening to meet the convergence criteria for Monetary Union remains a drag on economic growth. Corporate restructuring is also adding to the problem of unemployment. The export sector is the main area of economic strength.

The world equity markets managed a modest gain in 1997. The MSCI EAFE Index returned just 1.78% for the year. Asia was the major detractor from performance over the year. Share prices in the region collapsed. Japan fell 23.54% over the year, while Asia (ex-Japan) dropped a staggering 30.75%. Europe on the other hand gained 24.19%. Emerging markets as measured by MSCI Emerging Markets Index fell 11.59% over the year.

CIGNA International Stock Fund (the "Fund") ended the year with 37.9% invested in the Pacific including Japan (21.6%). The Fund's total return for the year was -3.84%.

OUTLOOK

Throughout 1997, the key issue for financial markets was whether economic growth was accelerating, thus providing an inflationary risk. The debate has now changed direction as the escalation of the economic crisis in Asia has raised the possibility of global deflation. This is a positive development for bond markets as real yields fall. In recent years, it has also been a positive for equities as lower interest rates and inflation have led to increasing stock prices. At the same time, companies have restructured and reduced costs, boosting profitability despite flat or falling final sale prices. This scenario has been the key driver of the bull market in stocks in the US and Europe. The concern going forward is that, while the valuation prop of low interest rates remains intact, the deflationary risk means that earnings are likely to

CIGNA INTERNATIONAL STOCK FUND  MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)
--------------------------------------------------------------------------------
(Continued)
-----------


disappoint on the downside, leading to a correction in share prices. Our view is that markets are vulnerable in this environment. We are therefore cautious until we are better able to assess the impact on corporate earnings of the Asian meltdown in 1998.

With respect to Japan, the financial turmoil has finally forced significant action from the policy makers there. The debate as to the adequacy of these measures relative to the size of the problem continues. We are of the view that the government has finally recognized the extent of the economy's woes. It is extremely important that the Japanese policy makers have finally stopped denying that there is a problem.
We expect more announcements as we move into 1998 on this front.

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               1/11/93-12/31/97

---------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN

       1 Year   3 Year  Life of Fund
         -3.84%    1.88%     9.24%
---------------------------------------------
                   CIGNA                 Lipper
     Point of      International         International        EAFE Index
  Measurement      Stock Fund            Funds                - Total Return
  -----------      ----------------      ----------------     ------------------
     01/11/93           $10,000              $10,000                 $10,000
     12/31/93           $14,273              $13,940                  13,256
     12/31/94           $14,669              $14,521                  14,287
     12/31/95           $15,167              $15,887                  15,889
     12/31/96           $16,132              $17,754                  16,850
     12/31/97           $15,512              $18,720                  17,150

--------------------------------------------------------------------------------
CIGNA International Stock Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, and changes in net asset value. The Fund does not charge a sales load. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance for the Morgan Stanley Capital Markets Europe, Australia, Far East Index (EAFE) and with the Lipper International Funds. The EAFE index performance does not reflect brokerage charges or other investment expenses. The Lipper International Funds average total return consists of funds which invest their assets in securities whose primary trading markets are outside the United States. The average total return is reduced by brokerage charges, advisory fees and other fund expenses.

CIGNA INTERNATIONAL STOCK FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1997

                                              NUMBER                 MARKET
                                              OF SHARES               VALUE
------------------------------------------------------------------------------
EQUITIES - 91.2%
ARGENTINA - 0.9%
YPF Sociedad Anomima ADR** (Oil & Gas)           2,000          $      68,375
                                                            ------------------

AUSTRALIA - 3.2%
Ausmelt Ltd. (Metal)*                           15,000                 10,082
Meekatharra Minerals (Mining)*                 225,000                 29,329
Rio Tinto Ltd. (Metal)                          15,000                175,024
Savage Resources (Mining)*                      50,000                 23,463
Star Mining Corp. (Mining)*                    870,000                  9,639
                                                            ------------------

                                                                      247,537
                                                            ------------------

BELGIUM - 0.5%
Union Miniere (Metal)                              500                 34,682
                                                            ------------------

CHILE - 0.4%
Telecom de Chile ADR** (Telecommunication)       1,062                 31,727
                                                            ------------------

DENMARK - 2.7%
ALM Brand (Insurance)                            1,500                 47,505
BG Bank (Banking)                                1,250                 84,101
Tele Danmark AS (Telecommunication)              1,250                 77,533
                                                            ------------------

                                                                      209,139
                                                            ------------------

FINLAND - 0.6%
Nokia AB (Telecommunication)                       700                 49,698
                                                            ------------------

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1997


                                               NUMBER                 MARKET
                                               OF SHARES               VALUE
--------------------------------------------------------------------------------
FRANCE - 7.0%
AXA (Insurance)                                    742                 57,415
Banque National Paris (Banking)                  4,103                218,086

Carrefour (Food Retailing)                          90                 46,955
ELF Aquitaine (Oil)                                715                 83,160
Etam Development (Merchandising/Stores)            880                 51,029
France Telecom (Telecommunication)               2,500                 90,679
                                                            ------------------

                                                                      547,324
                                                            ------------------

GERMANY - 8.2%
Allianz AG Holdings (Insurance)                    250                 64,760
Bayer AG (Chemicals)                               800                 29,884
Commerzbank AG (Banking)                         1,300                 51,163

Commerzbank AG (Banking) RFD***                     92                  3,426
Daimler-Benz AG (Multi - Industry)*                550                 38,584
Deutsche Bank AG (Banking)                       1,095                 77,303
Deutsche Telekom AG (Telecommunication)          2,907                 54,700
Dresdner Bank AG (Banking)                       1,500                 69,207

Dresdner Bank AG (Banking) RFD***                   75                  3,273
Mannesman AG (Machinery/General Industries)        150                 75,794
SAP AG (Electronics)                               225                 73,605
Siemens AG (Electricals & Electronics)             765                 45,289
Veba AG (Diversified)                              710                 48,348
                                                             ------------------

                                                                      635,336
                                                             ------------------


The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1997

                                                      NUMBER                 MARKET
                                                     OF SHARES               VALUE
-----------------------------------------------------------------------------------------
HONG KONG - 6.9%
Beijing Enterprises (Real Estate)                          15,000          $      38,521
Beijing North Star (Real Estate)                          160,000                 26,636
Cheung Kong Infras (Building Heavy Construction)           32,000                 90,437
China Everbright (Metal)                                  112,500                 29,036
China Res Beijing Land (Real Estate)                      150,000                 71,622
China Telecom (Telecommunication)                          50,000                 85,818
Innovative International (Industrial Components)          300,000                 53,813
Shanghai Industrial Holdings (Tobacco)                     10,000                 37,166
Tem Fat Hing Fung Holdings (Retail)                     1,000,000                 99,368
                                                                       ------------------

                                                                                 532,417
                                                                       ------------------

ITALY - 1.7%
Credito Italiano (Banking)                                 13,950                 43,017
San Paolo (Banking)                                         2,650                 25,316
Telecom Italia  (Telecommunication)                        10,069                 64,319
                                                                       ------------------

                                                                                 132,652
                                                                       ------------------

JAPAN - 21.6%
Canon, Inc. (Precision Instrument)                          5,000                116,413
Fuji Machine Mfg (Machinery)                                5,000                120,625
Fuji Photo Film Co. (Recreation & Consumer Goods)           1,000                 38,294
Fujitsu Ltd. (Electronics)                                  8,000                 85,778
Ibiden (Electrical Machinery)                               7,000                 84,705
Minebea Co. (Machinery)                                     5,000                 53,611
Mitsui Fudosan Co. (Real Estate)                            8,000                 77,200
NEC Corp. (Electrical Machinery)                            5,000                 53,228
Nippon Telephone & Telegraph (Telecommunication)               10                 85,778


The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1997

                                                              NUMBER                 MARKET
                                                              OF SHARES               VALUE
----------------------------------------------------------------------------------------------
Nippon Trust Bank (Banking)                                     30,000          $      49,169
NTT Data Communications Systems (Data Processing)                    1                 53,841
Ohbayashi Corp. (Construction & Housing)                        20,000                 68,009
Orix Corp. (Financial Services)                                  1,500                104,542
Seven Eleven Japan (Merchandising)                               1,000                 70,767
Shin-Etsu Chemical Co. (Chemicals)                               5,000                 95,351
Sony Corp. (Electronics)                                         2,000                177,682
Sumitomo Realty & Development (Real Estate)                     10,000                 57,440
Sumitomo Sitix Corp. (Non-Ferrous Metals)                        3,000                 31,937
TDK Corp. (Electronics Components)                               1,000                 75,362
Tokyo Electronics (Electronics)                                  2,000                 64,027
Tokyo Seimitsu Co. (Machinery & Engineering)                     5,000                111,817
                                                                            ------------------

                                                                                    1,675,576
                                                                            ------------------

MALAYSIA - 0.4%
Konsortium Perkapalan (Transportation/Marine)*                  10,000                  4,628
Malaysian Resources Corp. (Real Estate)                         20,000                  4,628
Renong Berhad (Multi - Industry) *                              40,000                 18,511
                                                                            ------------------

                                                                                       27,767
                                                                            ------------------

MEXICO - 2.5%
Cemex (Cement)                                                   6,750                 30,570
Desc. Formento Industries B (Miscellaneous)                     10,000                 94,666
Desc. Formento Industries C (Miscellaneous)                      3,096                 29,308
Telefonos de Mexico SA ADR** (Telecommunications)                  750                 42,047
                                                                            ------------------

                                                                                      196,591
                                                                            ------------------

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1997

                                                          NUMBER                 MARKET
                                                          OF SHARES               VALUE
-----------------------------------------------------------------------------------------
NETHERLANDS - 5.8%
Baan Company NV (Electronic Components)                     3,190           $    104,464
Ing Groep NV (Insurance & Finance)                            964                 40,602
Koninklijke PTT Nederland (Telecommunications)              1,400                 58,412
Philips Electronics (Electronics)                           1,050                 62,969
Randstad Holdings (Business & Public Services)              1,050                 39,511
Royal Dutch Petroleum (Energy)                              2,600                142,717
                                                                       ------------------

                                                                                 448,675
                                                                       ------------------

NEW ZEALAND - 2.9%
Air New Zealand (Airline)                                  15,000                 30,049
Carter Holt Harvey Ltd. (Forest Products)                  60,379                 93,257
Fernz Corp. (Forest Products)                              10,000                 25,839
Fletcher Challenge Forests (Forest Products)               83,000                 68,917
Shortland Properties (Real Estate)                         10,000                  5,052
                                                                       ------------------

                                                                                 223,114
                                                                       ------------------

NORWAY - 0.6%
Norsk Hydro (Energy)                                        1,000                 48,674
                                                                       ------------------

SINGAPORE - 0.4%
Overseas-Chinese Banking Corp., Ltd. (Banking)              2,760                 16,047
Wing Tai Holdings (Real Estate)                            10,000                 11,688
                                                                       ------------------

                                                                                  27,735
                                                                       ------------------


The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1997

                                                        NUMBER                 MARKET
                                                        OF SHARES               VALUE
--------------------------------------------------------------------------------------
SOUTH AFRICA - 0.8%
Gold Fields of South Africa (Mining)                     1,700          $      26,025
Western Areas Gold Mining (Mining)                       6,022                 33,163
                                                                    ------------------

                                                                               59,188
                                                                    ------------------

SPAIN - 0.8%
Banco Bilbao Vizcaya (Banking)                             750                 24,270
Telefon NAC de Espana (Telecommunication)                1,400                 39,974
                                                                    ------------------

                                                                               64,244
                                                                    ------------------

SWEDEN - 0.8%
Foreningssparbanken (Banking)                            1,000                 22,733
Swedish Match (Automobiles)                             11,600                 38,716
                                                                    ------------------

                                                                               61,449
                                                                    ------------------

SWITZERLAND - 6.5%
Ares-Serono SA (Health & Personal Care)                     38                 62,674
Credit Suisse Group (Banking)                              350                 54,134
Nestle SA (Food & Household Products)                       35                 52,433
Novartis AG (Health & Personal Care)                        85                137,866
Roche Holdings AG (Health & Personal Care)                  10                 99,268
Schweiz Bankverein (Banking)                               200                 62,141
Sulzer AG (Machinery & Engineering)                         55                 34,855
Sulzer Medica AG (Machinery & Engineering)                   5                  1,198
                                                                    ------------------

                                                                              504,569
                                                                    ------------------

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1997

                                                                       NUMBER                 MARKET
                                                                       OF SHARES               VALUE
-------------------------------------------------------------------------------------------------------
THAILAND - 0.1%
Industrial Finance Corp. (Financial Services)                            20,000         $        3,074
                                                                                     ------------------
UNITED KINGDOM - 15.9%
Associated British Ports Holdings PLC (Transportation)                    4,000                 19,776
BAT Industries PLC (Tobacco)                                              8,410                 76,692
British Telecommunications PLC (Telecommunications)                       5,500                 43,338
Cable & Wireless PLC (Telecommunication)                                 25,000                108,405
Cadbury Schweppes (Bevarages & Tobacco)                                  10,000                100,928
Diageo PLC (Brewing)                                                      8,000                 73,190
Energy Group (Multi Industry)                                             2,870                 31,678
Glaxo Wellcome  (Pharmaceutical)                                          5,000                119,203
Imperial Chemical Industry (Chemicals)                                    3,800                 59,357
Land Securities (Real Estate)                                            10,000                159,322
National Westminister (Banking)                                           8,000                132,977
Prudential Corp. PLC (Life Assurance)                                    16,539                201,401
Reuters Holdings (Media)                                                 10,000                109,226
                                                                                     ------------------

                                                                                             1,235,493
                                                                                     ------------------
VENEZEULA - 0.0%
Corimon C A S A C A ADR** (Pollution Control)                               140                    822
                                                                                     ------------------

TOTAL EQUITIES (Cost $6,757,683)                                                             7,065,859
                                                                                     ------------------

WARRANTS - 2.4%
BTR PLC (Diversified) (United Kingdom), 1998*                               229                      2
Crown Casino Ltd. (Leisure) (Australia), Exp. 2001*                     300,000                 12,318
Electronic Resources (Electronics) (Singapore), Exp. 2001*               10,309                  6,116
Innovative International (Industrial Components)
        (Hong Kong), Exp. 1999*                                          30,000                    267
Meekatharra Minerals (Mining) (Australia),  Exp.1999*                    75,000                  3,031
Westpac Banking Co. (Banking) (Australia), Exp. 2000*                    30,000                169,129
                                                                                     ------------------

TOTAL WARRANTS (Cost $118,770)                                                                 190,863

                                                                                     ------------------

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND
INVESTMENTS IN SECURITIES (Continued)
DECEMBER 31, 1997

                                                              MARKET
                                                               VALUE
--------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 93.6%
        (Total Cost - $6,876,453)                             $ 7,256,722
Cash and Other Assets Less Liabilities - 6.4%                     499,071
                                                        ------------------

NET ASSETS - 100.0%
(equivalent to $10.82 per share based on 716,803
        shares outstanding)                                   $ 7,755,793
                                                        ==================


*       Non-income Producing Securities.
** An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.
*** Ranking for dividend (RFD) results when stock is due less than the full dividend as a result of a corporate action.

CIGNA INTERNATIONAL STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


ASSETS:
Investments in securities at value (Cost - $6,876,453)                                           $ 7,256,722
Foreign currency (Cost - $397,174)                                                                   382,638
Cash on deposit with custodian                                                                        14,210
Dividends receivable                                                                                   9,209
Receivable for investments sold                                                                      115,516
Receivable from advisor                                                                               21,720
Investment for Trustees' deferred compensation plan (Cost - $17,089)                                  24,033
                                                                                           ------------------
      TOTAL ASSETS                                                                                 7,824,048
                                                                                           ------------------
LIABILITIES:
Payable for investments purchased                                                                      1,640
Payable for Trustees' deferred compensation plan                                                      24,033
Other accrued expenses                                                                                42,582
                                                                                           ------------------
      TOTAL LIABILITIES                                                                               68,255
                                                                                           ------------------

NET ASSETS (applicable to 716,803 shares of beneficial Interest with par value of $.001 per share issued and outstanding; unlimited number of shares
      authorized)                                                                               $  7,755,793
                                                                                           ==================

Shares outstanding                                                                                   716,803
                                                                                           ==================

Net asset value, offering price and redemption price per share                                   $     10.82
                                                                                           ==================

COMPONENTS OF NET ASSETS:
Paid in capital                                                                                  $ 7,588,167
Overdistributed net investment income                                                               (88,545)
Net unrealized appreciation of investments and
      Foreign currencies                                                                             372,677
Accumulated net realized loss on investments                                                       (116,506)
                                                                                           ------------------

NET ASSETS                                                                                       $ 7,755,793
                                                                                           ==================


The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
INCOME:
      Dividends (net of foreign taxes withheld of $17,598)                                         $    124,947
      Interest                                                                                            1,276
                                                                                              ------------------
                                                                                                        126,223

EXPENSES:
      Custodian fees and expenses                                                                        70,250
      Investment advisory fees                                                                           66,311
      Auditing and legal fees                                                                            28,562
      Administrative services                                                                            20,337
      Other                                                                                              20,414
                                                                                              ------------------
      Total expenses                                                                                    205,874

      Less expenses waived by investment advisor                                                       (114,319)
                                                                                              ------------------

      Net expenses                                                                                       91,555
                                                                                              ------------------

NET INVESTMENT INCOME                                                                                    34,668
                                                                                              ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
      FOREIGN CURRENCIES AND OTHER NET ASSETS:
      Net realized loss from securities transactions                                                    (77,198)
      Net realized loss on foreign currencies and forward
           foreign exchange contracts                                                                    (1,413)
      Net unrealized depreciation of investments                                                       (272,101)
      Net unrealized appreciation of foreign currencies and
           other net assets                                                                               2,390
                                                                                              ------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
      FOREIGN CURRENCIES AND OTHER NET ASSETS                                                          (348,322)
                                                                                              ------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $  (313,654)
                                                                                              ==================

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                  1997                  1996
                                                                           ------------------     ------------------
OPERATIONS:
Net investment income                                                          $      34,668          $      49,528
Net realized gain (loss) from securities transactions
      and foreign currency transactions                                             (78,611)                361,511
Net unrealized appreciation (depreciation) of investments,
      deferred compensation plan, foreign currencies
      and other net assets                                                         (269,711)                 77,333
                                                                           ------------------     ------------------
Net increase (decrease) in net assets from operations                              (313,654)                488,372
                                                                           ------------------     ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                          (59,133)               (54,926)
In excess of net investment income                                                  (38,332)               (84,848)
From net realized capital gains                                                     (65,764)              (195,624)
                                                                           ------------------     ------------------
Total distributions to shareholders                                                (163,229)              (335,398)
                                                                           ------------------     ------------------

CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders
      in reinvestment of dividends and distributions                                 163,229                335,398
                                                                           ------------------     ------------------

Net increase from capital share transactions                                         163,229                335,398
                                                                           ------------------     ------------------

Net increase (decrease) in net assets                                              (313,654)                488,372

NET ASSETS:
Beginning of period                                                                8,069,447              7,581,075
                                                                           ------------------     ------------------

End of period (including overdistributed net investment
      income of $88,545 and $52,695 respectively)                              $   7,755,793          $   8,069,447
                                                                           ==================     ==================

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND  Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA International Stock Fund (the "Fund") was organized as the sole series of CIGNA Institutional Funds Group, a Massachusetts business trust (the "Trust") on August 10, 1992 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's objective is to provide long-term growth of capital by investing primarily in common stocks, preferred stocks and convertible debt of companies based outside the United States. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities, including warrants, that are listed on a United States or foreign securities exchange are valued at the last sale price or, if there is no such price available, at the last bid price. Portfolio securities that are traded on foreign securities exchanges are generally valued at the preceding closing prices of such securities on their respective exchanges. A security that is listed or traded on more than one exchange is valued on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Other equity securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price which may be based on valuations furnished from a pricing service or from independent securities dealers. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when such information becomes available, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclass to paid in capital may be required.

E. CURRENCY TRANSLATION AND FORWARD CURRENCY CONTRACTS - Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates as follows: assets and liabilities at the rate of exchange at the end of the period, purchases and sales of securities and expenses at the rate of exchange prevailing on the dates of such transactions. The Fund from time to time may enter into foreign currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund enters into these transactions either on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency exchange contracts to purchase or sell foreign currencies. Realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses arising from the sale of holdings of foreign currencies, foreign currency exchange rate fluctuations between trade dates and settlement dates on securities transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.80% applied to the average daily net assets of the Fund. CII has voluntarily agreed to reimburse such portion of its fee and absorb other expenses as is necessary to cause the total annual operating expenses of the Fund not to exceed 1.10% of the Fund's average daily net assets (1.25% prior to July 1, 1996).

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1997, the Fund paid or accrued $20,337.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, aggregated $6,685,923 and $6,391,217, respectively, for the year ended December 31, 1997. As of December 31, 1997 the cost of securities for Federal income tax purposes was $7,001,618. At December 31, 1997, unrealized appreciation for Federal income tax purposes aggregated $255,104 of which $1,313,490 related to appreciated securities and $1,058,386 related to depreciated securities.

5. CAPITAL STOCK. The Fund offers an unlimited number of shares of beneficial interest with a par value of $.001 per share. All of the shares outstanding at December 31, 1997 were owned by the Century Indemnity Company, an indirect wholly-owned subsidiary of CIGNA Corporation. The only transactions in capital stock for the periods ended December 31, 1996 and 1997 were the reinvestment of dividends and distributions in the amount of $335,398 and $163,229, respectively, resulting in 29,723 and 14,195 additional shares, respectively.

6. POST OCTOBER LOSSES. Under current tax law, certain net long-term capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 1997, the Fund will elect to defer losses of $40,247 occurring between November 1, 1997 and December 31, 1997.

7. FINANCIAL HIGHLIGHTS. The following selected per share data is computed on the basis of a share outstanding throughout each period.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   January 11, 1993*
                                                                            Year Ended December 31,                     through
                                                         1997         1996              1995              1994     December 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD               $   11.48   $     11.27      $      11.77    $         13.21    $         10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income**                                 0.05          0.08              0.15               0.04               0.09
Net realized and unrealized gains (losses)
  on securities transactions, foreign
  currencies and forward foreign
  exchange contracts                                   (0.48)         0.62              0.23               0.33               4.18
                                                       ------         -----             -----              -----              ----

TOTAL FROM INVESTMENT OPERATIONS                       (0.43)         0.70              0.38               0.37               4.27
                                                       ------         -----             -----              -----              ----
LESS DISTRIBUTIONS:

Distributions from net investment income               (0.05)        (0.08)            (0.15)             (0.04)             (0.09)

Distributions in excess of net investment income       (0.09)        (0.12)            (0.12)                 -              (0.02)

Distributions from realized capital gains              (0.09)        (0.29)            (0.61)             (1.77)             (0.95)
                                                       ------        ------   ---------------             ------             ------

TOTAL DISTRIBUTIONS                                    (0.23)        (0.49)            (0.88)             (1.81)             (1.06)
                                                       ------        ------   ---------------             ------             ------
NET ASSET VALUE, END OF PERIOD                     $   10.82   $     11.48      $      11.27    $         11.77    $         13.21
                                                       ====== =============   ===============             ======             =====

TOTAL INVESTMENT RETURN                                -3.84%         6.36%             3.40%              2.77%             42.73%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $   7,756   $     8,069      $      7,581    $         7,335    $         7,136
Ratio of operating expenses to average net
  assets (a)                                            1.10%         1.12%             1.14%              1.25%              1.25%
Ratio of net investment income to average
  net assets (b)                                        0.42%         0.63%             0.37%              0.32%              0.75%
Portfolio turnover                                        82%           60%               63%                63%                66%
Average commission rate***                         $   0.009   $     0.012


a. Ratios of expenses to average net assets prior to expense reimbursements were 2.48%, 2.61%, 2.59%,2.35% and 2.67%, respectively, for 1997, 1996, 1995, 1994 and 1993. Per share expenses prior to reduction were $0.29, $0.29, $0.28, $0.29 and $0.30, respectively.
b. Ratios of net investment income to average net assets prior to expense reimbursements were (0.96)%,(0.85)%, (1.08)%, (0.78)% and (0.73)%, respectively, for 1997, 1996, 1995, 1994 and 1993. Per share net investment loss amounts prior to reduction were $(0.11), $(0.10), $(0.12), $(0.10) and $(0.08), respectively.
*      Commencement of operations.
** Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rule structures may differ.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of CIGNA International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA International Stock Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
February 20, 1998